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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          May 17, 1996
                                                  ----------------------------



                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  in respect of

             THE PRUDENTIAL VARIABLE  CONTRACT REAL PROPERTY ACCOUNT
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                         Commission file number 33-20083


                 New Jersey                          22-1211670
         ---------------------------------------------------------------
      (State or other jurisdiction of    (IRS Employer Identification No.)
                         incorporation or organization)




                 751 BROAD STREET, NEWARK, NEW JERSEY 07102-2992
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 802-6000
              (Registrant's Telephone Number, including area code)


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Item 4 - Changes in Registrant's Certifying Accountant

b)   New Independent Accountants

     I. The Registrant engaged Price Waterhouse LLP as its new independent accountants as of May 14, 1996. During the two most recent fiscal years and through May 14, 1996, the Registrant has not consulted with Price Waterhouse LLP on items which 1) were or should have been subject to SAS 50 or 2) concerned the subject matter of a disagreement or reportable event with the former auditor
           (as described in Regulation S-K Item 304(a)(2)).

     II. The Board of Directors of The Prudential Insurance Company of America approved the recommendation by its auditing committee to engage Price Waterhouse LLP as independent accountants. The Auditing Committee of The Prudential Insurance Company of America supervises the audit activities in respect of affiliates, including the Registrant.











                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, hereunto duly authorized.


             The Prudential Variable Contract Real Property Account
                                  (Registrant)



Date: May 17, 1996                           By: /s/ Esther H. Milnes
      -----------                                --------------------
                                                 Esther H. Milnes
                                                 Vice President

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